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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

                Date of Report (Date of Earliest Event Reported)
                                FEBRUARY 25, 2003

                                KMART CORPORATION
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)



            MICHIGAN                         1-327               38-0729500
            --------                         -----               ----------
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)



3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN                              48084
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (248) 463-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS.

         On January 24, 2003, Kmart Corporation and its affiliated debtors and debtors-in-possession ("Kmart" or the "Company") filed a Plan of Reorganization (the "Plan") and a related disclosure statement with the United Stated Bankruptcy Court for the Northern District of Illinois (the "Court").

         On February 25, 2003, the Court approved the Company's amended disclosure statement (the "Disclosure Statement") with respect to its First Amended Plan of Reorganization (the "Amended Plan") as containing adequate information, as such term is defined in Section 1125 of Chapter 11 of the United States Bankruptcy Code, to permit the solicitation of votes from creditors on whether to accept the Amended Plan. The Amended Plan and Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively.

         Bankruptcy law does not permit solicitation of acceptances of the Amended Plan until the Court approves the applicable disclosure statement relating to the Amended Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan. On February 25, 2003, the Court approved the Disclosure Statement and authorized a balloting and solicitation process that commenced on or about March 7, 2003, and will conclude on April 4, 2003. A hearing on confirmation of the Amended Plan is scheduled to commence in the Court on April 14, 2003. Persons who are entitled to vote on the Amended Plan should obtain and read the Court approved Disclosure Statement prior to voting to accept or reject the Amended Plan. Kmart will emerge from Chapter 11 if and when the Amended Plan receives the requisite stakeholder approval and is confirmed by the Court.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.


   EXHIBIT NO.    DOCUMENT DESCRIPTION

        2.1 First Amended Joint Plan of Reorganization of Kmart Corporation and Its Affiliated Debtors and
                  Debtors-in-Possession

        2.2 Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of Kmart Corporation and its affiliated Debtors and Debtors-in-Possession
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2003
                                             KMART CORPORATION


                                             By:  /s/  A.A. Koch
                                                 ------------------------------
                                             Name: A.A. Koch
                                             Title: Chief Financial Officer
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                                  EXHIBIT INDEX


EXHIBIT NO.       DOCUMENT DESCRIPTION

   2.1 First Amended Joint Plan of Reorganization of Kmart Corporation and Its Affiliated Debtors and
                  Debtors-in-Possession

   2.2 Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of Kmart Corporation and its affiliated Debtors and Debtors-in-Possession